UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2004

Commission file number: 0-23391

XFORMITY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	84-1434313 (I.R.S. Employer Identification No.)

14333 Proton Drive
                       Dallas, Texas 75244
  (Address of principal executive offices, including zip code)

Registrant's Telephone No., including area code: (972) 661-1200

XML - Global Technologies, Inc., 60 Revere Drive, Suite 725, Northbrook, Illinois 60062
(Former name or former address, if changed since last report)

ITEM 2.01:     COMPLETION OF ACQUISITION OF ASSETS

ITEM 5.01:     CHANGES IN CONTROL OF REGISTRANT

ITEM 5.02:     DEPARTURE OF DIRECTORS AND PRINCIPAL OFFICERS;
                         ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL
                         OFFICERS

ITEM 5.03:     AMENDMENTS TO ARTICLES OF INCORPORATION

Summary of Transaction

Effective September 27, 2004, XML - Global Technologies, Inc. (the "Company" or "XML") consummated an Agreement and Plan of Merger (the "Merger Agreement") between and among the Company, XML Acquisition Corporation, a wholly-owned subsidiary of the Company ("XAC"), and XFormity, Inc., a Texas corporation ("XFormity").  Pursuant to the Merger Agreement, XAC merged with and into XFormity and all outstanding shares of XFormity common stock were automatically converted into shares of common stock and warrants of the Company. As a result of the transaction, XFormity became the wholly-owned subsidiary of the Company.

Concurrently with the consummation of the merger transaction, the Company effected a one-for-four (1-for-4) reverse split of all of its outstanding securities (the "Reverse Split"). In addition, the Company changed its name to "XFormity Technologies, Inc." Beginning with the opening of trading on Tuesday, September 28, 2004, the Company's common stock began trading on the OTC Electronic Bulletin Board giving effect to the foregoing Reverse Split and name change, with the ticker symbol "XFMY."

All share and per share information contained in this Current Report on Form 8-K will give effect to the Reverse Split.

Terms of the Merger

The Merger Agreement provided for consummation of the following principal transactions, all of which were completed on September 27, 2004:
*	XAC merged with and into XFormity, Inc., with XFormity, Inc. being the surviving corporation and becoming a wholly-owned subsidiary of the Company.
*

Upon consummation of the merger, all outstanding shares of XFormity common stock were converted automatically into an aggregate of 17,947,985 shares of common stock of XML and warrants exercisable to purchase an aggregate of approximately 5,869,500 shares of common stock of XML at an exercise price of $0.26 per share. The shares of common stock issued upon consummation of the merger represented immediately following the merger approximately fifty percent (50%) of the total issued and outstanding shares of common stock of the Company.

*	Upon consummation of the merger, the Company paid $500,000 to XFormity to retire outstanding unsecured XFormity loans.
*

As a consequence of the Merger, the principal amount of approximately $584,000 and interest from bridge loans previously advanced by the Company to XFormity were converted into an inter-company transaction.

*

The common stock and warrants issued to the XFormity shareholders in the merger will be held in a closing escrow subject to the completion of XFormity's audited financial statements and pro forma financial information in conformity with federal securities laws.

*

XFormity executed and delivered an Indemnity Agreement pursuant to which it agreed to indemnify XML from any liability arising out of certain pending patent infringement litigation involving XFormity. To secure the Indemnity Agreement, Mark Haugejorde, XFormity's former principal shareholder, deposited into a Holdback Escrow Agreement an aggregate of 1,470,000 shares of common stock (the "Holdback Escrow Shares"), having an approximate market value of $500,000.

*	Concurrently with the merger, Sheldon Drobny resigned as an executive officer and director of the Company and Mark Haugejorde was elected to serve as a director, President and Chairman of the Board.
*

Concurrently with the consummation of the Merger, Paradigm Millennium Fund, L.P. and Paradigm Group II, LLC (collectively referred to as "Paradigm") delivered an Indemnity Agreement to XFormity. To secure Paradigm's undertakings in the Indemnity Agreement, Paradigm agreed to escrow for a period of 12 months an aggregate of 1,544,798 shares of common stock.

*

In connection with the merger transaction, XFormity paid to Paradigm Group II, LLC an investment banking fee consisting of ten percent (10%) of the pre-merger XFormity shares. That 10% interest entitled Paradigm Group to receive an aggregate of 1,794,799 shares of the Company's common stock upon completion of the merger, of which Paradigm Group assigned to Sergio Nesti, a director of the Company, an aggregate of 250,000 shares.

*	The Company paid a one-time investment banking fee to Paradigm Group II, LLC in the amount of $360,000.

Board of Directors and Executive Officers

By virtue of the Merger Agreement, at closing Sheldon Drobny resigned as an executive officer and director of the Company. Concurrently, Mark Haugejorde was elected to serve as a director of the Company. In addition, under the Merger Agreement, the Company has agreed that Michael Shahsavari, Paul Dwyer and Shawn Taylor, all individuals designated by XFormity, will be elected to serve as additional directors at such time as the Company has obtained directors and officers liability insurance. We expect that these individuals will be elected to the board on or about October 12, 2004.

Jack Rabin and Sergio Nesti remain as directors of the Company.

The new executive officers of the Company are as follows:

       Mark Haugejorde, Chairman of the Board and President
       C. Drew Seale, Chief Technology Officer
       Chris Ball, Chief Operating Officer

Jack Rabin will remain as Chief Financial Officer of the Company.

Biographical Information

     Listed below is biographical information for each of the foregoing directors and executive officers that have been designated by XFormity, including his or her principal occupation and other business affiliations.

Mark Haugejorde is currently Chief Executive Officer for XFormity, Inc., a position he has held since June 2002. From August 1998 to February 2002, Mr. Haugejorde was Chairman of the Board of Directors of VertaPort, Inc., a software company engaged in the development and licensing of integration technology for the golf industry. Mr. Haugejorde attended the University of Houston from 1974 to 1978.

Michael Shahsavari has worked in the restaurant industry for the past 25 years as an owner and chief financial officer of franchisees for major brands such as Taco Bell and Pizza Hut. In total, the companies with which Mr. Shahsavari is affiliated employ over 1800 people. Mr. Shahsavari received a Bachelor of Arts (BA) in accounting from the London School of Accountancy.

Paul Dwyer is currently Vice President of Commercial Operations for SEI Information Technology, where he has overseen marketing, business development, account management and strategic product planning activities since January 2003. From 1999-2002, Mr. Dwyer was a partner at PricewaterhouseCoopers LLC, where he was involved in strategic planning, large-scale program management, process engineering, change management and software engineering, implementation and operation. In addition, Mr. Dwyer led PricewaterhouseCooper's effort to define its outsourcing strategy and business plan, and managed the Operate and Software Development practice for the central United States, Canada and Mexico. From 1987 to 1999, Mr. Dwyer was PricewaterhouseCooper's PeopleSoft Global Technology Practice Leader and was a project partner, engagement partner and client service partner for clients ranging from mid-market to Global 100 companies. Mr. Dwyer holds a Bachelor of Arts Degree (BA) in English Literature from Marquette University.

Shawn Taylor is currently President, Chief Executive Officer and owner of Family EATS, Inc., a Taco Bell franchisee with 29 stores and employing over 500 employees. Mr. Taylor has been involved in Family EATS, Inc. since 1996. From 1982 to 1987 and from 1991 to 1996, Mr. Taylor was a Manager of Business Consulting for Arthur Andersen & Co., LLP. Mr. Taylor holds a Bachelor of Science Degree (BS) in Accounting from Purdue University.

C. Drew Seale has served as XFormity's Chief Technology Officer since June 2002. From September 1999 through May 2002, he worked as the Vice President of Applications Development for VertaPort, Inc., where he was responsible for all technology development. From January 1996 through August 1999, he worked as the Director of Application Architecture for Sea-Land, Inc., a shipping company with over 9,000 employees. Mr. Seale earned a Bachelor of Science Degree (BS) in advertising from the University of Texas and a Master in Business Administration from Texas Tech University.

Chris Ball has served as XFormity's Chief Operations Officer since June 2002. From April 2000 through May 2002, he worked as Vice President, Operations for VertaPort, Inc. From May 1998 through March 2000, he worked as a project management consultant for a division of US Freightways. As a consultant for the US Freightways division, he was responsible for the development of their business-to-business auction solution. Mr. Ball earned a Bachelor of Science Degree (BS) in Aerospace Engineering from California Polytechnic University and a Masters in Business Administration from Texas Christian University.

Upon their appointment to the Board of Directors, which is expected to occur on or about October 12, 2004, Michael Shahsavari will be appointed Chairman of the Board's Standing Audit Committee and Paul Dwyer will be appointed as Chairman of the Board's Standing Compensation Committee. No other commitments or determinations have been made with respect to the constituencies of the Board's standing committees, including the Audit, Compensation and Nominating Committees.

Employment Agreements

Concurrently with the closing of the merger, XFormity entered into one-year employment agreement with Mark Haugejorde, C. Drew Seale, Chris Ball and Jack Rabin. Each of the agreements is subject to automatic annual renewals unless terminated by either party upon 90 days written notice. The employment agreements provide for the following annual base salaries:

Name of Officer	Annual Base Salary
Mark Haugejorde	$240,000
C. Drew Seale	$150,000
Chris Ball	$150,00
Jack Rabin	$120,000

The employment agreements provide for severance payments equal to one-year of base salary if the executive is terminated by XML without cause or the officer terminates for good reason. Upon a change of control (other than a change of control based on Paradigm Group's ownership of our stock), the executives have the option of terminating the agreements and receiving their full severance payments in lump sum payments plus 100% vesting of any outstanding stock options.

The Company has agreed to guarantee the obligations of XFormity under the foregoing employment agreements.

Payment of XFormity Promissory Notes

The names of the XFormity noteholders whose promissory notes were paid and retired at closing, and the amount paid to each, are as follows:
DEBTHOLDER	AMOUNT
Mark Haugejorde	$321,600.00
Irma Lesser	$ 30,000.00
David Williams	$ 30,000.00
Rick Smith	$ 25,000.00
Richard Smith	$ 10,000.00
Karl Wagner	$ 75,000.00
RXT, LLC	$ 8,400.00
TOTAL	500,000.00

Interests of Officers, Directors and Principal Shareholders

In connection with the consummation of the merger, we issued to the XFormity shareholders an aggregate of 17,947,985 shares of common stock and warrants exercisable to purchase an additional 5,869,500 shares of common stock at an exercise price of $0.26 per share. The shares of common stock issued in the merger to the XFormity shareholders represented fifty percent (50%) of the total issued and outstanding shares of the Company's common stock. Our officers, directors and principal shareholders participated in the transaction and received the following securities:
Name	Number of Shares	Number of Warrants
Mark Haugejorde	4,313,608(1)	1,425,757
Chris Ball	1,085,799	355,087
Drew Seale	1,085,799	355,087
Michael Shahsavari	330,334	270,000
Paul Dwyer	-	250,000
Jack Rabin	250,000(2)	-
Paradigm Group II, LLC	1,544,798(3)	-
Sergio Nesti	250,000(4)	-

____________________________

(1) Of these shares, 1,470,000 are subject to a Holdback Escrow Agreement securing the Indemnity Agreement of XFormity.

(2) Mr. Rabin has gifted these shares to the Arthur J. Rabin Irrevocable Marital Trust, in which Mr. Rabin disclaims any beneficial ownership.

(3) All 1,544,798 shares are held under an Escrow Agreement securing an Indemnity Agreement given by Paradigm Group II, LLC to XFormity. These shares were received by Paradigm Group II, LLC upon conversion of its ten percent (10%) interest in XFormity, which it received as an investment banking fee.

(4) Consists of shares received by Mr. Nesti from Paradigm Group II, LLC for consulting services.

Further, in connection with the merger transactions, the Company paid to Paradigm Group II, LLC a one time investment banking fee in the amount of $360,000.

Business of XFormity

XFormity is a Texas corporation based in Dallas which designs and implements business intelligence software for large and mid-sized companies, with a focus in the quick service restaurant industry. Along with its strategic partner, SEI Information Technology, XFormity is able to rapidly roll out flexible, extensible solutions to help clients streamline the flow of business information, including back office financial services.

Amendments to Articles of Incorporation

As part of the merger, effective September 27, 2004, the Company filed Articles of Amendment to its Articles of Incorporation with the Colorado Secretary of State changing its name to XFormity Technologies, Inc. The name change was approved by the shareholders at the meeting of shareholders which was held in November 2003 and by the Board of Directors in August 2004.

ITEM 3.02:     UNREGISTERED SALES OF EQUITY SECURITIES

Effective September 27, 2004, in connection with the Company's acquisition of XFormity, Inc., the Company issued to the XFormity shareholders an aggregate of 17,947,985 shares of common stock and warrants exercisable to purchase an additional 5,869,500 shares of common stock at an exercise price of $0.26 per share. The shares were issued upon conversion of 100% of the issued and outstanding shares of common stock of XFormity. The shares were issued to 25 persons, each of whom either qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D or possessed the financial sophistication, knowledge and experience described in Rule 506(b)(ii) of Regulation D. The shares were taken for investment and were subject to restrictions on transfer. The shares were issued without registration under the Securities Act of 1933, as amended, in reliance upon Section 4(2) of the Securities Act and Regulation D thereunder.

ITEM 3.03      MATERIAL MODIFICATION TO RIGHTS OF
                         SECURITYHOLDERS

Effective September 28, 2004, the completed a one-for-four (1-for-4) reverse split of its outstanding securities. Pursuant to the reverse split, every four shares of outstanding common stock were exchanged and reduced to one share of common stock. In addition, all outstanding options and warrants became subject to automatic adjustment giving effect to the reverse split.

ITEM 9.01:     FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial Statements

Pursuant to Item 7(a)(4), the Registrant declares that it is impracticable to provide the required audited financial statements relative to the acquired business at the time of this Report. Such audited financial statements required by Item 9.02(a) shall be filed not later than seventy-one (71) days after the due date of this Current Report on Form 8-K.

(b)	Pro Forma Financial Information

Pursuant to Item 9.02(b) and Item 9.02(a)(4), the Registrant declares it is impracticable to provide the required pro forma financial information relative to the acquired business at the time of this Report. Such pro forma financial information required by Item 9.02(b) shall be filed not later than days after the due date of this Current Report on Form 8-K.

(c)	Exhibits
	Item	Title
	2.0	Agreement and Plan of Merger dated as of August 13, 2004.
	3.1*	Articles of Amendment to Articles of Incorporation
	3.2*	Statement of Merger
	10.1	Closing Escrow Agreement dated as of September 27, 2004.
	10.2	B-50 Indemnity Agreement dated as of September 27, 2004
	10.3	Holdback Escrow Agreement dated as of September 27, 2004
	10.4	Indemnity Agreement by and among XFormity, Inc., Paradigm Group II, LLC and Paradigm Millennium Fund, L.P. dated as of September 27, 2004.
	10.5	Escrow Agreement by and among XFormity, Inc., Paradigm Group II, LLC Paradigm Millennium Fund, L.P. and Clifford L. Neuman, P.C. dated as of September 27, 2004.
	10.6	Employment Agreement by and among XFormity, Inc. and Jack Rabin effective as of September 27, 2004.
	10.7	Employment Agreement by and among XFormity, Inc. and Drew Seale effective as of September 27, 2004.
	10.8	Employment Agreement by and among XFormity, Inc. and Mark Haugejorde effective as of September 27, 2004.
	10.9	Employment Agreement by and among XFormity, Inc. and Chris Ball effective as of September 27, 2004.

*   to be filed by amendment.

Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XFormity Technologies, Inc.
Date: October 1, 2004	Signature:	/s/ Mark Haugejorde Mark Haugejorde, President